1st QUARTER 2020 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corporation 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Overview Quarter Ended March 31, 2020 Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of March 31, 2020, ROIC owned 88 shopping centers encompassing approximately 10.1 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and S&P Global Ratings. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. - 2 -

Supplemental Disclosure Table of Contents Quarter Ended March 31, 2020 Financial Data Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 Portfolio Data Property Portfolio ………………………………………………….……………………………………………………………… 10 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 13 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 14 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 15 Leasing Summary ………………………………………………………..…................................................................................ 16 Same-Space Comparative Leasing Summary ………………………………………………………..…...................................... 17 Leased vs. Billed Summary …………………………...………….……………………..…......................................................... 18 COVID-19 Status of Tenants ………………………...………………………………..…............................................................ 19 Investor Information …………………………………………………………..…………………………………………………… 20 - 3 -

Supplemental Disclosure Balance Sheets Quarter Ended March 31, 2020 (unaudited, dollars in thousands, except par values and share amounts) 03/31/20 12/31/19 ASSETS: Real Estate Investments: Land $ 881,615 $ 879,540 Building and improvements 2,255,917 2,252,301 3,137,532 3,131,841 Less: accumulated depreciation 404,583 390,916 2,732,949 2,740,925 Mortgage note receivable 13,000 13,000 Real Estate Investments, net 2,745,949 2,753,925 Cash and cash equivalents 63,077 3,800 Restricted cash 1,851 1,658 Tenant and other receivables, net 47,344 45,821 Acquired lease intangible assets, net 57,978 59,701 Prepaid expenses 3,067 3,169 Deferred charges, net 26,786 27,652 Other assets 17,839 18,031 TOTAL ASSETS $ 2,963,891 $ 2,913,757 LIABILITIES: Term loan $ 298,412 $ 298,330 Credit facility 150,436 80,743 Senior Notes 943,206 942,850 Mortgage notes payable 87,271 87,523 Acquired lease intangible liabilities, net 139,999 144,757 Accounts payable and accrued expenses 28,277 17,562 Tenants' security deposits 7,184 7,177 Other liabilities 49,759 42,987 TOTAL LIABILITIES 1,704,544 1,621,929 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 12 12 Additional paid-in capital 1,472,546 1,481,466 Dividends in excess of earnings (309,325) (297,998) Accumulated other comprehensive loss (12,849) (4,132) Total Retail Opportunity Investments Corp. stockholders' equity 1,150,384 1,179,348 Non-controlling interests 108,963 112,480 TOTAL EQUITY 1,259,347 1,291,828 TOTAL LIABILITIES AND EQUITY $ 2,963,891 $ 2,913,757 The Company's Form 10-Q for the quarter ended March 31, 2020, and Form 10-K for the year ended December 31, 2019 should be read in conjunction with the above information. - 4 -

Supplemental Disclosure Income Statements Quarter Ended March 31, 2020 (unaudited, in thousands, except per share amounts) Three Months Ended Three Months En 03/31/20 03/31/19 03/31/20 REVENUES: Rental revenue (1) $ 74,197 $ 75,367 $ 291,263 Other income 675 686 3,777 TOTAL REVENUES 74,872 76,053 295,040 OPERATING EXPENSES: Property operating 10,604 11,061 43,662 Property taxes 7,989 8,238 32,388 Depreciation and amortization 24,278 24,761 97,559 General and administrative expenses 3,944 4,276 17,831 Other expense 64 93 1,405 TOTAL OPERATING EXPENSES 46,879 48,429 192,845 Gain on sale of real estate - 2,638 13,175 OPERATING INCOME 27,993 30,262 115,370 NON-OPERATING EXPENSES: Interest expense and other finance expenses (14,857) (15,679) (61,687) NET INCOME 13,136 14,583 53,683 NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (1,134) (1,333) (4,839) NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP. $ 12,002 $ 13,250 $ 48,844 NET INCOME PER COMMON SHARE - BASIC $ 0.10 $ 0.12 $ 0.42 NET INCOME PER COMMON SHARE - DILUTED $ 0.10 $ 0.12 $ 0.42 Weighted average common shares outstanding - basic 115,970 113,681 114,178 Weighted average common shares outstanding - diluted 127,181 125,441 125,741 (1) RENTAL REVENUE Base rents $ 52,106 $ 51,278 $ 206,816 Recoveries from tenants 17,417 17,298 67,715 Straight-line rent (89) 1,180 3,083 Amortization of above- and below-market rent 5,478 6,478 15,618 Bad debt (715) (867) (1,969) TOTAL RENTAL REVENUE $ 74,197 $ 75,367 $ 291,263 The Company's Form 10-Q for the quarters ended March 31, 2020 and March 31, 2019 should be read in conjunction with the above information. - 5 -

Supplemental Disclosure Funds From Operations Quarter Ended March 31, 2020 (unaudited, in thousands, except per share amounts) Three Months Ended Three Month 03/31/20 03/31/19 03/31/20 Funds from Operations (FFO) (1) : Net income attributable to ROIC common stockholders $ 12,002 $ 13,250 $ 47,596 Plus: Depreciation and amortization expense 24,278 24,761 97,076 Less: Gain on sale of real estate - (2,638) (10,537) FUNDS FROM OPERATIONS - BASIC 36,280 35,373 134,135 Net income attributable to non-controlling interests 1,134 1,333 4,640 FUNDS FROM OPERATIONS - DILUTED $ 37,414 $ 36,706 $ 138,775 FUNDS FROM OPERATIONS PER SHARE - BASIC $ 0.31 $ 0.31 $ 1.17 FUNDS FROM OPERATIONS PER SHARE - DILUTED $ 0.29 $ 0.29 $ 1.10 Weighted average common shares outstanding - basic 115,970 113,681 114,178 Weighted average common shares outstanding - diluted 127,181 125,441 125,741 Common dividends per share $ 0.2000 $ 0.1970 $ 0.7880 FFO Payout Ratio 69.0% 67.9% Additional Disclosures: Non Cash Expense (Income) Straight line rent $ 89 $ (1,180) Above/below market rent amortization, net (5,478) (6,478) Non-cash interest expense 73 301 Deferred financing costs and mortgage premiums, net 526 515 Stock based compensation 1,856 1,651 Capital Expenditures Tenant improvements $ 5,877 $ 5,026 Leasing commissions 497 318 Building improvements 229 (167) Reimbursable property improvements 387 761 Pad and other development 2,906 1,593 Value enhancing tenant improvements 2,080 2,256 (1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The above does not purport to disclose all items required under GAAP. - 6 -

Supplemental Disclosure
Quarter Ended March 31, 2020

Summary of Debt Outstanding

(unaudited, dollars in thousands)

	Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt					
Mortgage Debt:					
Casitas Plaza Shopping Center	$ 6,960	5.32%	4.20%	06/01/22	0.5%
Riverstone Marketplace	17,555	4.96%	3.80%	07/01/22	1.2%
Fullerton Crossroads	26,000	4.73%	3.82%	04/06/24	1.7%
Diamond Hills Plaza	35,500	3.55%	3.61%	10/01/25	2.4%
Net unamortized premiums/deferred financing charges	1,256				
Total Mortgage Debt	87,271	4.34%	3.76%	4.1 Years (WA)	5.8%
Unsecured Senior Notes:					
Senior Notes Due 2023	250,000	5.00%	5.21%	12/15/23	16.8%
Senior Notes Due 2024	250,000	4.00%	4.21%	12/15/24	16.8%
Senior Notes Due 2026	200,000	3.95%	3.95%	09/22/26	13.4%
Senior Notes Due 2027	250,000	4.19%	4.19%	12/15/27	16.8%
Net unamortized discounts/deferred financing charges	(6,794)				
Total Unsecured Senior Notes	943,206	4.30%	4.41%	5.6 Years (WA)	63.8%
Term Loan:					
Interest rate swaps	100,000	3.59%	3.59%	8/31/2022	6.7%
Interest rate swaps	200,000	2.74%	2.74%	8/31/2022	13.4%
Total Term Loan	300,000	3.02%	3.02%		20.1%
Total Fixed Rate Debt	**1,330,477**	**4.02%**	**4.06%**	**5.5 Years (WA)**	**89.7%**
Variable Rate Debt					
Credit Facility	153,500	1.83%	1.83%	02/20/24 (1)	10.3%
Net unamortized deferred financing charges	(3,064)				
Credit Facility, net	150,436				
Term Loan	300,000			01/20/25	
Net unamortized deferred financing charges	(1,588)				
Term Loan, net	298,412				
Interest rate swaps - Term loan	(300,000)				
Total Variable Rate Debt	**148,848**	**1.83%**	**1.83%**	**4.5 Years (WA)**	**10.3%**
TOTAL DEBT	**$ 1,479,325**	**3.79%**	**3.83%**	**5.2 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages	(1,473)				
Net unamortized discounts on notes	3,630				
Net unamortized deferred financing charges	8,033				
Total Principal Debt	**$ 1,489,515**				

(1) Does not include extension options available to ROIC.

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ROIC

Supplemental Disclosure Summary of Debt Outstanding, continued Quarter Ended March 31, 2020 (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 2020 $ 435 $ - $ - $ - $ - $ 435 0.0% 2021 717 - - - - 717 0.0% 2022 1,003 23,129 - - - 24,132 1.7% 2023 686 - - - 250,000 250,686 16.8% 2024 708 26,000 153,500 (1) - 250,000 430,208 28.9% 2025 550 32,787 - 300,000 - 333,337 22.4% 2026 - - - - 200,000 200,000 13.4% 2027 - - - - 250,000 250,000 16.8% 2028 - - - - - - 0.0% $ 4,099 $ 81,916 $ 153,500 $ 300,000 $ 950,000 $ 1,489,515 100.0% Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 84 9,508,893 94.5% Encumbered properties 4 552,471 5.5% 88 10,061,364 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,403,500 94.2% Secured principal debt 86,015 5.8% Total Principal Debt $ 1,489,515 100.0% (1) Does not include extension options available to ROIC. - 8 -

Selected Financial Analysis

Supplemental Disclosure
Quarter Ended March 31, 2020

(unaudited, in thousands, except per share amounts)

	03/31/20	12/31/19	09/30/19	06/30/19	03/31/19
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.5x	3.4x	3.2x	3.1x	3.4x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.5x	3.3x	3.2x	3.1x	3.3x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	7.0x	7.0x	7.2x	7.5x	7.3x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	7.1x	7.0x	7.0x	7.2x	7.1x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	50.3%	48.7%	48.7%	50.1%	49.4%
Total principal debt/undepreciated book value	44.2%	43.0%	43.2%	44.7%	44.3%
Secured principal debt/undepreciated book value	2.6%	2.6%	2.6%	2.6%	2.6%
Market capitalization calculations, at period end:					
Common shares outstanding	115,440	115,871	114,700	113,681	113,681
Operating partnership units (OP units) outstanding	10,934	11,051	11,227	11,407	11,407
Common stock price per share	$ 8.29	$ 17.66	$ 18.23	$ 17.13	$ 17.34
Total equity market capitalization	$ 1,047,648	$ 2,241,442	$ 2,295,641	$ 2,142,752	$ 2,169,021
Total principal debt	1,489,515	1,420,157	1,428,298	1,487,435	1,478,570
TOTAL MARKET CAPITALIZATION	$ 2,537,163	$ 3,661,599	$ 3,723,939	$ 3,630,187	$ 3,647,591
Unsecured Senior Notes Financial Covenants: (1)					
Total debt to total assets not to exceed 60%	46.9%	45.4%	45.8%	46.5%	46.1%
Total secured debt to total assets not to exceed 40%	2.7%	2.8%	2.8%	2.8%	2.8%
Total unencumbered assets to total unsecured debt not to be less than 150%	213.5%	221.2%	219.0%	215.5%	217.7%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.3x	3.3x	3.3x	3.3x	3.3x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

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Property Portfolio

Supplemental Disclosure
Quarter Ended March 31, 2020

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased	ABR [(1)]	Major Tenants
Los Angeles metro area								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	98.0%	$ 1,855	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	98.8%	2,467	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	98.5%	3,016	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	98,348	95.3%	1,859	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	95.9%	1,345	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,298	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	96.4%	2,328	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	98.9%	3,961	H-Mart Supermarket, Planet Fitness
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,425	100.0%	2,668	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	100.0%	13,319	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket[(2)], TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	95.4%	2,065	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	94.4%	2,304	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	88.4%	2,489	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	94.3%	4,476	Sprouts Market, Kroger (Ralph's) Supermarket [(2)], Rite Aid Pharmacy [(2)]
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	85.9%	2,096	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,118	96.9%	1,778	Albertson's Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	95.5%	3,272	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,448	93.7%	4,938	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	95.2%	1,268	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	93.5%	3,432	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,941,759**	**96.6%**	**$ 63,234**	
Orange County metro area								
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	97.9%	$ 2,256	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%	1,895	Safeway (Vons) Supermarket, CVS Pharmacy [(2)]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	97.7%	2,911	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	95.5%	2,017	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	98.8%	2,735	AA Supermarket, Ross Dress For Less
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	92.5%	4,518	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	100.0%	2,477	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	*	Fullerton	CA	10/11/17	219,785	97.6%	3,353	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	*	Laguna Hills	CA	11/30/17	89,041	93.4%	2,807	Smart & Final Extra Supermarket
Orange Country metro area total					**1,085,297**	**96.8%**	**$ 24,969**	
San Diego metro area								
Marketplace Del Rio	*	Oceanside	CA	01/03/11	183,787	96.6%	$ 3,451	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,272	100.0%	2,689	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%	1,485	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	100.0%	2,103	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%	946	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	92.3%	3,067	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	131,252	95.4%	3,077	Stater Brothers Supermarket, AMC Theatres
San Diego metro area total					**697,696**	**96.7%**	**$ 16,818**	
Southern California Totals					**4,724,752**	**96.6%**	**$ 105,021**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
*Denotes properties in same center pool for 1Q 2020.

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Supplemental Disclosure
Quarter Ended March 31, 2020

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$	1,471	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	135,962	99.3%		2,835	SaveMart (Lucky) Supermarket, Planet Fitness
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	97.1%		2,238	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	100.0%		2,422	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%		558	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	127,888	92.3%		2,865	Grocery Outlet Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%		1,366	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	98.8%		2,458	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	99.1%		2,540	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	100.0%		1,706	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%		2,237	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	100.0%		2,737	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,915	100.0%		2,345	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,626	93.7%		1,021	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,535	95.9%		1,577	REI, Cost Plus World Market, DSW
Monta Loma Plaza	*	Mountain View	CA	09/19/17	48,078	100.0%		1,508	Safeway Supermarket
San Francisco metro area total					**1,294,814**	**98.4%**	**$**	**31,884**	
Sacramento metro area									
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,514	87.9%	$	2,616	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	90.9%		991	CVS Pharmacy
Sacramento metro area total					**287,759**	**88.4%**	**$**	**3,607**	
Northern California Totals					**1,582,573**	**96.6%**	**$**	**35,491**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

*Denotes properties in same center pool for 1Q 2020.

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ROIC

Supplemental Disclosure
Quarter Ended March 31, 2020

Property Portfolio, continued

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Seattle metro area								
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0%	$ 854	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%	1,663	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0%	2,475	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0%	1,912	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%	1,969	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	96.1%	2,551	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	2012/2014	108,558	100.0%	1,837	Central Supermarket, Marshall's
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	100.0%	2,839	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	475,413	98.5%	11,391	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%	3,338	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,531	100.0%	2,622	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	109,800	100.0%	2,339	Grocery Outlet Supermarket, Bartell Drugs, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0%	690	PCC Community Markets
Highland Hill Shopping Center	*	Tacoma	WA	05/09/17	163,926	100.0%	2,894	Safeway Supermarket, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	*	Lynnwood	WA	10/19/17	63,606	95.8%	1,084	Grocery Outlet Supermarket
Stadium Center	*	Tacoma	WA	02/23/18	48,888	100.0%	1,032	Thriftway Supermarket
Summerwalk Village		Lacey	WA	12/13/19	58,484	97.9%	808	Walmart Neighborhood Market
Seattle metro area total					**2,002,583**	**99.3%**	**$ 42,298**	
Portland metro area								
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,397	100.0%	$ 3,770	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%	1,848	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%	1,788	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	100.0%	1,772	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%	1,302	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%	1,399	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%	2,603	Albertson's Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0%	1,077	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	100.0%	2,066	H-Mart Supermarket, Bi-Mart
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	98.9%	2,823	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%	1,503	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0%	1,601	Grocery Outlet Supermarket, 24 Hour Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0%	2,277	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0%	833	Safeway Supermarket
Division Center	*	Portland	OR	04/05/17	118,122	100.0%	2,106	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	*	Vancouver	WA	10/11/17	95,774	100.0%	2,228	Kroger (QFC) Supermarket
King City Plaza	*	King City	OR	05/18/18	62,676	95.1%	941	Grocery Outlet Supermarket
Portland metro area total					**1,751,456**	**99.7%**	**$ 31,937**	
Pacific Northwest Totals					**3,754,039**	**99.5%**	**$ 74,235**	
TOTAL SHOPPING CENTERS					**10,061,364**	**97.7%**	**$ 214,747**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 1Q 2020.

- 12 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure Same-Center Cash Net Operating Income Analysis Quarter Ended March 31, 2020 (unaudited, dollars in thousands) Three Months Ended Three Month 03/31/20 03/31/19 $ Change % Change 03/31/20 03/31/19 Number of shopping centers included in same-center analysis (1) 87 87 85 85 Same-center occupancy 97.7% 97.8% (0.1)% 97.9% 97.7% REVENUES: Base rents $ 51,778 $ 50,218 $ 1,560 3.1% $ 201,118 $ 193,930 Percentage rent 93 87 6 6.9% 1,316 1,545 Recoveries from tenants 17,232 16,767 465 2.8% 65,603 63,400 Other property income 328 593 (265) (44.7)% 2,943 2,577 Bad debt (486) (605) 119 (19.7)% (1,416) - TOTAL REVENUES 68,945 67,060 1,885 2.8% 269,564 261,452 OPERATING EXPENSES: Property operating expenses 11,125 10,827 298 2.8% 43,721 41,684 Property taxes 8,030 8,017 13 0.2% 31,434 31,271 TOTAL OPERATING EXPENSES 19,155 18,844 311 1.7% 75,155 72,955 SAME-CENTER CASH NET OPERATING INCOME $ 49,790 $ 48,216 $ 1,574 3.3% $ 194,409 $ 188,497 SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION GAAP Operating Income $ 27,993 $ 30,262 $ 115,370 $ 109,254 Depreciation and amortization 24,278 24,761 97,559 100,838 General and administrative expenses 3,944 4,276 17,831 14,918 Other expense 64 93 1,405 478 Gain on sale of real estate - (2,638) (13,175) (5,890) Straight-line rent 89 (1,180) (3,083) (5,380) Amortization of above- and below-market rent (5,478) (6,478) (15,618) (13,965) Property revenues and other expenses (2) (149) 254 (269) (711) TOTAL COMPANY CASH NET OPERATING INCOME 50,741 49,350 200,020 199,542 Non Same-Center Cash NOI (951) (1,134) (5,611) (11,889) SAME-CENTER CASH NET OPERATING INCOME $ 49,790 $ 48,216 $ 194,409 $ 187,653 (1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period. (2) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments. - 13 -

Supplemental Disclosure Top Ten Tenants Quarter Ended March 31, 2020 (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 19 951,600 9.7% $ 11,866 5.5% 2 Kroger Supermarkets 11 483,455 4.9% 7,335 3.4% 3 JP Morgan Chase 21 95,163 1.0% 3,094 1.4% 4 Rite Aid Pharmacy 12 232,586 2.4% 3,080 1.4% 5 SaveMart Supermarkets 4 187,639 1.9% 2,901 1.4% 6 Marshall's / TJMaxx 6 178,195 1.8% 2,819 1.3% 7 Trader Joe's 8 96,714 1.0% 2,773 1.3% 8 Sprouts Markets 4 159,163 1.6% 2,747 1.3% 9 Ross Dress For Less / dd's Discounts 7 191,703 2.0% 2,693 1.3% 10 Grocery Outlet Supermarkets 9 194,443 2.0% 2,662 1.2% Top 10 Tenants Total 101 2,770,661 28.3% $ 41,970 19.5% Other Tenants 1,836 7,052,879 71.7% 172,777 80.5% Total Portfolio 1,937 9,823,540 100.0% $ 214,747 100.0% - 14 -

Supplemental Disclosure
Quarter Ended March 31, 2020

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2020	1	39,956	0.4%	$	535	0.2%	$	13.40
2021	13	393,554	4.0%		4,595	2.1%		11.68
2022	18	530,799	5.4%		7,055	3.3%		13.29
2023	26	836,758	8.5%		13,312	6.2%		15.91
2024	16	595,384	6.1%		9,669	4.5%		16.24
2025	20	684,653	7.0%		9,009	4.2%		13.16
2026	10	367,994	3.7%		5,206	2.4%		14.15
2027	7	144,682	1.5%		2,084	1.0%		14.40
2028	14	514,446	5.2%		9,360	4.4%		18.19
2029	11	354,143	3.6%		6,394	3.0%		18.06
2030+	27	1,001,633	10.2%		15,320	7.1%		15.30
	163	5,464,002	55.6%	$	82,539	38.4%	$	15.11

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2020	159	312,649	3.2%	$	9,107	4.2%	$	29.13
2021	296	596,578	6.1%		18,071	8.4%		30.29
2022	280	616,955	6.3%		18,916	8.8%		30.66
2023	282	647,502	6.6%		20,089	9.4%		31.03
2024	253	602,583	6.1%		18,665	8.7%		30.98
2025	192	513,470	5.2%		14,422	6.7%		28.09
2026	68	214,307	2.2%		6,395	3.0%		29.84
2027	66	210,697	2.1%		6,169	2.9%		29.28
2028	57	183,155	1.9%		6,393	3.0%		34.91
2029	46	149,472	1.5%		4,825	2.2%		32.28
2030+	75	312,170	3.2%		9,322	4.3%		29.86
	1,774	4,359,538	44.4%	$	132,374	61.6%	$	30.36

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA		Total ABR	Percent of Total ABR		ABR Per Sq. Ft.
2020	160	352,605	3.6%	$	9,642	4.4%	$	27.35
2021	309	990,132	10.1%		22,666	10.5%		22.89
2022	298	1,147,754	11.7%		25,971	12.1%		22.63
2023	308	1,484,260	15.1%		33,401	15.6%		22.50
2024	269	1,197,967	12.2%		28,334	13.2%		23.65
2025	212	1,198,123	12.2%		23,431	10.9%		19.56
2026	78	582,301	5.9%		11,601	5.4%		19.92
2027	73	355,379	3.6%		8,253	3.9%		23.22
2028	71	697,601	7.1%		15,753	7.4%		22.58
2029	57	503,615	5.1%		11,219	5.2%		22.28
2030+	102	1,313,803	13.4%		24,642	11.4%		18.76
	1,937	9,823,540	100.0%	$	214,913	100.0%	$	21.88

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 15 -

Supplemental Disclosure Leasing Summary Quarter Ended March 31, 2020 For the Three Months Ended March 31, 2020 For the Three Months Ended M New Leases Non-Anchor Anchor Total Non-Anchor Anchor Number of Leases 16 1 17 - - Gross Leasable Area (sq. ft.) 26,480 53,175 79,655 - - Initial Base Rent ($/sq. ft.) (1) $ 37.70 $ 12.69 $ 21.01 $ - $ - Tenant Improvements ($/sq. ft.) $ 3.54 $ 9.40 $ 7.45 #DIV/0! $ - Leasing Commissions ($/sq. ft.) $ 3.39 $ - $ 1.13 $ - $ - Weighted Average Lease Term (Yrs.) (2) 6.4 21.4 16.4 6.4 21.4 Renewals Non-Anchor Anchor Total Non-Anchor Anchor Number of Leases 52 4 56 - - Gross Leasable Area (sq. ft.) 105,959 112,321 218,280 Total - Initial Base Rent ($/sq. ft.) (1) $ 30.64 $ 11.88 $ 20.99 $ - $ - Tenant Improvements ($/sq. ft.) $ 0.56 $ - $ 0.27 #VALUE! #DIV/0! Leasing Commissions ($/sq. ft.) $ 0.54 $ - $ 0.26 $ - $ - Weighted Average Lease Term (Yrs.) (2) 5.1 5.0 5.0 5.1 5.0 Total Non-Anchor Anchor Total Non-Anchor Anchor Number of Leases 68 5 73 - - Gross Leasable Area (sq. ft.) 132,439 165,496 297,935 - - Initial Base Rent ($/sq. ft.) (1) $ 32.05 $ 12.14 $ 20.99 $ - $ - Tenant Improvements ($/sq. ft.) $ 1.16 $ 3.02 $ 2.19 #DIV/0! #DIV/0! Leasing Commissions ($/sq. ft.) $ 1.11 $ - $ 0.49 $ - $ - Weighted Average Lease Term (Yrs.) (2) 5.4 10.3 8.1 5.4 10.3 (1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized. (2) Does not assume exercise of renewal options. - 16 -

Supplemental Disclosure Same-Space Comparative Leasing Summary Quarter Ended March 31, 2020 For the Three Months Ended March 31, 2020 For the Three Months Ended M New Leases Non-Anchor Anchor Total Non-Anchor Anchor Comparative # of Leases 9 1 10 - - Comparative GLA (sq. ft.) (1) 16,113 53,175 69,288 - - Prior Base Rent ($/sq. ft.) (2) $ 34.13 $ 9.57 $ 15.28 $ - check (s/b=0) Initial Base Rent ($/sq. ft.) $ 38.59 $ 12.69 $ 18.71 $ - $ - Percentage Change in Base Rents 13.1% 32.6% 22.5% - - Tenant Improvements ($/sq. ft.) $ 3.33 $ 9.40 $ 7.99 #VALUE! $ - Leasing Commissions ($/sq. ft.) $ 2.71 $ - $ 0.63 $ PSF $ PSF Weighted Average Lease Term (Yrs.) (3) 6.8 21.4 18.0 6.8 21.4 Renewals Non-Anchor Anchor Total Non-Anchor Anchor Comparative # of Leases 52 4 56 - - Comparative GLA (sq. ft.) 105,959 112,321 218,280 Total - Prior Base Rent ($/sq. ft.) (2) $ 27.84 $ 11.51 $ 19.44 $ - $ - Initial Base Rent ($/sq. ft.) $ 30.64 $ 11.88 $ 20.99 $ - $ - Percentage Change in Base Rents 10.1% 3.2% 8.0% - - Tenant Improvements ($/sq. ft.) $ 0.56 $ - $ 0.27 #VALUE! #VALUE! Leasing Commissions ($/sq. ft.) $ 0.54 $ - $ 0.26 $ PSF $ PSF Weighted Average Lease Term (Yrs.) (3) 5.1 5.0 5.0 5.1 5.0 Total Non-Anchor Anchor Total Non-Anchor Anchor Comparative # of Leases 61 5 66 - - Comparative GLA (sq. ft.) (1) 122,072 165,496 287,568 #VALUE! - Prior Base Rent ($/sq. ft.) (2) $ 28.67 $ 10.89 $ 18.43 $ - $ - Initial Base Rent ($/sq. ft.) $ 31.69 $ 12.14 $ 20.44 $ - $ - Percentage Change in Base Rents 10.5% 11.5% 10.9% - - Tenant Improvements ($/sq. ft.) $ 0.93 $ 3.02 $ 2.13 #VALUE! #VALUE! Leasing Commissions ($/sq. ft.) $ 0.83 $ - $ 0.35 $ PSF $ PSF Weighted Average Lease Term (Yrs.) (3) 5.3 10.3 8.2 5.3 10.3 (1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition. (2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed. (3) Does not assume exercise of renewal options. - 17 -

Supplemental Disclosure Leased vs. Billed Summary Quarter Ended March 31, 2020 (dollars in thousands) 03/31/20 12/31/19 09/30/19 06/30/19 % leased at beginning of quarter 97.9% 97.7% 97.9% 97.8% % billed at beginning of quarter 94.4% 95.1% 95.3% 95.2% ABR of new leases signed/not yet commenced - at beginning of quarter $ 6,482 $ 5,945 $ 6,247 $ 6,520 less: ABR of new leases commenced during quarter (954) (1,370) (2,156) (1,872) plus: ABR of new leases signed during quarter 1,513 1,907 1,854 1,599 ABR of new leases signed/not yet commenced - at end of quarter $ 7,041 $ 6,482 $ 5,945 $ 6,247 % leased at end of quarter 97.7% 97.9% 97.7% 97.9% % billed at end of quarter 93.9% 94.4% 95.1% 95.3% ABR of new leases commenced during quarter - actual cash received $ 169 $ 222 $ 247 $ 371 - 18 -

Supplemental Disclosure COVID-19 IMPACT - Status of Tenant Base Quarter Ended March 31, 2020 as of April 17, 2020 (1) Tenant Type GLA % Open (1) Grocery 3,102,530 100.0% Drug Stores 497,411 100.0% Pet Supply 172,569 100.0% Anchor & Non-Anchor Automotive Supply 106,439 99.2% GLA % Open (1) Off-Price 247,622 96.9% Anchor Tenants 5,355,935 78.4% Postal Services 68,191 96.9% Non-Anchor Tenants 4,279,886 60.4% (2) Home Improvement 302,802 92.7% Total 9,635,821 70.4% Sporting Goods 197,465 88.1% Electronics 17,448 79.7% Financial Services 332,543 74.7% Restaurants 1,272,136 72.1% Local Services 315,367 69.8% National, Regional & Local Wireless 64,645 67.7% GLA % Open (1) Non-retail 86,250 64.0% National 6,917,232 74.6% General Retail 158,415 54.5% Regional 499,233 83.5% Medical & Dental 323,652 53.1% Local 2,219,355 54.6% (2) Home Décor 315,269 43.7% Total 9,635,821 70.4% Apparel 828,952 20.0% Education 140,350 17.7% Salons 405,845 11.0% Fitness 518,590 3.3% Entertainment 161,329 0.0% (2) Total 9,635,821 70.4% (1) Data is to the best of ROIC’s knowledge as of April 17, 2020. ROIC expects this data to change, potentially significantly, going forward. (2) Excludes recently signed new tenants that have not yet taken occupancy and commenced being billed rent. - 19 -

Supplemental Disclosure Investor Information Quarter Ended March 31, 2020 Retail Opportunity Investments Corp. Investor Relations: Transfer Agent: www.roireit.net Ashley Rubino Constance Adams NASDAQ: ROIC arubino@roireit.net ComputerShare 11250 El Camino Real, Suite 200 858.255.4913 constance.adams@computershare.com San Diego, CA 92130 Equity Research Coverage Baird Equity Research RJ Milligan 813.273.8252 Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal Jeremy Metz 212.885.4053 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Christy McElroy 212.816.6981 D.A. Davidson & Co. Barry Oxford 212.240.9871 Green Street Vince Tibone 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James Paul Puryear 727.567.2253 Collin Mings 727.567.2585 RBC Capital Markets Wes Golladay 440.715.2650 Wells Fargo Tamara Fique 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Moody’s Investors Service Juan Acosta 212.553.4849 S&P Global Ratings Michael Souers 212.438.2508 - 20 -